                                EXHIBIT 10.34







                             WARRANT TO PURCHASE

                               COMMON STOCK OF

                             WASTE RECOVERY, INC.



                                    ------



                          Dated:  As of July 1, 1996



--------------------------------------------------------------------------------

NEITHER THE SECURITIES REPRESENTED BY THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE; THEREFORE, THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF, IF ANY, MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

Void after 5:00 P.M., Dallas, Texas time, on the second (2nd) anniversary of the date set forth on the cover page of this Warrant.

                                             Warrant to Purchase
                                                         Shares of
                                             Common Stock, Subject to
                                             Adjustment as herein provided


                       WARRANT TO PURCHASE COMMON STOCK

                             WASTE RECOVERY, INC.

                     Dated as of the 1st day of July, 1996.


     WHEREAS,_______________________________________ desires to acquire for investment purposes this Warrant to Purchase Common Stock providing for the acquisition of ___________ shares of Common Stock, subject to adjustment as provided herein;

     WHEREAS,________________________________ has agreed to convert the 18%
Convertible Subordinated Debentures due January 31, 1997 (the "Debentures") pursuant to the terms of that certain Conversion Agreement dated of even date herewith, and pursuant thereto the Company does hereby tender this Warrant to Purchase Common Stock to _______________________;

     NOW, THEREFORE, for and in consideration of the recitals and of the mutual covenants, representations, warranties and agreements contained herein, this is to certify that:

     1. __________________________ or his permitted and registered assigns (hereafter, "Holder"), is entitled to purchase from time to time, subject to the provisions and conditions herein, from WASTE RECOVERY, INC., a Texas corporation (the "Company"), not later than the termination of the Exercise Period of this Warrant to Purchase Common Stock (this "Warrant") as set forth in PARAGRAPH 4 below, an aggregate of ____________________________(_______)
shares of common stock, $.01 par value per share, of the Company (the "Common Stock") at the Exercise Price per share set forth in PARAGRAPH 2(c) herein, and upon such purchase to receive a certificate or certificates representing such shares of Common Stock. The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth.

     2. DEFINED TERMS. As used in this Warrant, the following capitalized terms shall have the meanings respectively assigned to them below, which meanings shall be applicable equally to the singular and plural forms of the terms so defined.

          (a) "BUSINESS DAY" shall mean any day except a Saturday, Sunday or other day on which commercial banks in the State of Texas are authorized or required by law to close.

          (b) "EXERCISE PERIOD" means the period commencing on the date set forth on the cover page of this Warrant and terminating at 5:00 p.m., Dallas, Texas time, on the second (2nd) anniversary of the date set forth on the cover page of this Warrant or, in the event that the second anniversary of the date set forth on the cover page of this Warrant is not a Business Day, the Business Day next following.

          (c)  "EXERCISE PRICE" shall mean $1.25 per share

          (d) "FAIR MARKET VALUE PER SHARE" as of any date shall mean, for shares of Common Stock, the closing price of such Common Stock on such date (or if there are no sales on such date, on the next preceding Business Day on which there were sales), as reported on the New York Stock Exchange Composite Tape, or if such Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported on the principal consolidated transaction reporting system for the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if such Common Stock is not listed or admitted to trading on any national securities exchange, the closing price of such Common Stock as reported on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), or if such Common Stock is not listed or admitted to trading on the NASDAQ National Market System, the last quoted sales price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ System or such other system then in use, or if such Common Stock is not reported on any such system and is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Common Stock selected by the Board of Directors of the Company.

          (e) "HOLDER" shall mean the Person(s) then registered as the owner of the Warrant or Warrant Securities, as the case may be, on the books and records of the Company.

          (f) "PERSON" shall mean any natural person, corporation, limited partnership, limited liability company, general partnership, joint venture, association, company, or other organization, whether or not a legal entity, and any government agency or political subdivision thereof.

          (g) "WARRANT SECURITIES" shall mean the shares of Common Stock (or other securities) of the Company purchasable or purchased from time to time under this Warrant or acquired upon any transfer of any such shares, together with all additional securities received in payment of dividends or distributions on or splits of those securities or received as a result of the adjustments provided for in PARAGRAPH 6 hereof.

     3. EXERCISE OF WARRANT. Subject to and in accordance with the provisions and conditions hereof, this Warrant may be exercised from time to time in whole or in part during the term of this Warrant as set forth in PARAGRAPH 5 hereof.

     4. TERM OF WARRANT. The term of this Warrant shall commence on the date hereof and shall expire on the exercise in full of this Warrant by Holder or at 5:00 p.m. Dallas, Texas time on the termination of the Exercise Period.

     5.   MANNER OF EXERCISE.  Holder may exercise this Warrant in whole or in part in accordance with the terms hereof by mailing or personally delivering to the Company (i) this Warrant, (ii) a Notice of Exercise in the form of EXHIBIT I hereto duly executed by Holder and (iii) payment of the Exercise Price per share, such payment to be in the form of cash, a certified or official bank check made payable to the Company, a wire transfer of funds to an account designated by the Company, or in shares of the Common Stock valued at the Fair Market Value per Share on the date of exercise, irrevocable instructions to the Company to exercise this Warrant and apply the difference between the Fair Market Value per share on the date of exercise and the Exercise Price with respect to certain of such shares of Common Stock as payment for Warrant Securities, or any combination of the foregoing, together with all federal and state excise taxes applicable upon such exercise. Upon receipt by the Company of this Warrant, the Notice of Exercise and such payment, this Warrant shall be deemed to have been exercised with respect to the number of shares of

Common Stock subject to such exercise and specified in the Notice of Exercise, and Holder shall thereupon become the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding the fact that the stock transfer books of the Company may then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to Holder. As soon as practicable after any exercise, in whole or in part, of the Warrant, and in any event within ten (10) Business Days thereafter, the Company will deliver to Holder a stock certificate or certificates representing the shares of Common Stock so purchased, with such certificate or certificates to be in such name(s) and such denominations as Holder may specify in the Notice of Exercise. If this Warrant is exercised for less than all of the shares of Common Stock subject hereto, the Company shall, upon such exercise and surrender of this Warrant for cancellation, promptly execute and deliver to Holder a new Warrant of like tenor evidencing the right of Holder to purchase the balance of shares of Common Stock purchasable hereunder. Any and all expenses of the Company incurred by the Company upon exercise of this Warrant and the issuance of Common Stock pursuant to this Warrant shall be borne by the Company.

     6. ADJUSTMENT PROVISIONS. (a) If the Company shall, during the term hereof, (i) declare a dividend and make a distribution on the Common Stock payable in shares of Common Stock, (ii) subdivide or combine its outstanding shares of Common Stock, (iii) change the number of shares of Common Stock issuable upon exercise of this Warrant by reclassification, exchange or substitution, or (iv) reorganize the capital structure of the Company by merger, reorganization, consolidation or sale of assets, then this Warrant shall, after the happening of any such event, evidence the right to purchase the number of shares of Common Stock or other securities that would have been received as a result of that change with respect to the shares of Common Stock as if such shares had been purchased under this Warrant immediately before occurrence of such event. Such adjustment shall be made successively whenever any event listed above shall occur. Any adjustment under this subparagraph (a) shall become effective at the close of business on the date any such event occurs.

          (b) NOTICE OF ADJUSTMENT. The Company shall give notice of each adjustment or readjustment of the number of shares of Common Stock or other securities issuable upon exercise of this Warrant to Holder or of the Exercise Price per share at the address set forth in PARAGRAPH 20 hereof.

     7. OTHER ACTIONS. The Company will not avoid or seek to avoid the observance or performance of any of the terms of this Warrant, whether by amendment of its Articles of Incorporation or bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action or otherwise, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder; PROVIDED, HOWEVER, that nothing herein shall restrict the Company's ability, among other things, to grant employee stock options and warrants and to issue stock upon the exercise thereof or to enter into any other bona fide business transaction (including issuance of stock at or below prevailing market prices). Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise; (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of all warrants, including this Warrant, from time to time outstanding; and (c) will not transfer all or substantially all of its properties and assets to any other Person (corporate or otherwise), or consolidate with or merge into any other Person or permit any such person to consolidate with or merge into the Company, unless such other Person shall expressly assume in writing and will be bound by all of the terms of this Warrant.

     8. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares of Common Stock shall be issued in connection with the exercise of this Warrant, but the Company shall pay, in lieu of any fractional share, a cash payment on the basis of the Fair Value Per Share of the Common Stock to be acquired pursuant to such exercise for such fractional share.

     9.   REGISTRATION RIGHTS.

          (a) If at any time during the term of the Exercise Period of this Warrant the Company shall propose to file a registration statement pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering shares of the Company's Common Stock to be sold for cash, not less than thirty (30) days prior to the proposed filing date of such registration statement the Company shall give notice in writing to Holder of its intent to file the proposed registration statement and the number of shares of Common Stock it intends to register. Holder shall have the right to request in writing within twenty (20) days of the receipt thereby of such notice that the Company include in such registration any of the Warrant Securities that Holder may have acquired pursuant to exercise of this Warrant. If the total amount of securities, including Warrant Securities, requested to be included in an offering by the holders of any class of outstanding securities of the Company exceeds the amount of securities that any managing underwriter or the Company reasonably and in writing determines to be compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Warrant Securities, which the managing underwriter or the Company reasonably determines will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders). Holder agrees that in the event that Holder's Warrant Securities are to be included in the registration statement, Holder will cooperate with the Company in the preparation and filing of any such registration statement. All expenses, disbursements and fees, except fees of any counsel hired by Holder, incurred in connection with the registration by the Company of any shares of Warrant Securities for any such Person under this PARAGRAPH 9(a) shall be borne by the Company.

          (b) In the event of the preparation and filing of a registration statement as provided in this PARAGRAPH 9, the Company's obligations to use its best efforts to effect the registration of shares for Holder shall include such qualification under applicable blue sky or other state securities laws as may be requested by Holder.

          (c) In connection with any registration under the Act pursuant to this Agreement: (i) the Company will furnish Holder with a copy of the registration statement and all amendments thereto and will supply Holder with copies of any prospectus included therein (and, if necessary, with copies of a prospectus meeting the requirements of Section 10(a)(3) of the Act; PROVIDED, HOWEVER, that no such prospectus need be supplied more than nine (9) months after the effective date of such registration statement) in such quantities as may be necessary for the purposes of such proposed sale or distribution; and (ii) each Holder will be required to enter into an underwriting agreement, in usual and customary form, with the underwriters of such offering.

          (d) Nothing in this PARAGRAPH 9 shall be deemed to (i) require the Company to proceed with any registration of its securities after giving the notice herein provided; or (ii) provide Holder with any right to participate in the selection of the managing underwriter(s) for such offering.

     10. RESTRICTIONS ON TRANSFER. Holder represents and warrants that this Warrant is being purchased for Holder's investment account without a view towards the resale or distribution thereof in violation of applicable securities laws. It is understood that in case of subsequent sale of such Warrant under certain circumstances, such sale might be deemed to constitute a public distribution within the meaning of, and require registration under, the provisions of the Act.

          (a) Holder agrees that prior to making any disposition of this Warrant, Holder will give written notice to the Company describing briefly the manner of any such proposed disposition and will not make any such disposition until the Company has notified Holder in writing that the Company has consented to the disposition, AND (i) Holder has furnished the Company with an opinion of counsel satisfactory to the Company addressed to Holder and the Company to the effect that the proposed transfer, sale or assignment is exempt from registration under the Act and state securities laws, or (ii) a registration statement covering the Warrant Securities issuable under this Warrant has been filed by the Company and declared effective by the Commission.

          (b) Holder acknowledges and agrees that unless the Warrant Securities are registered under the Act, such Warrant Securities shall be "restricted securities" for purposes of Rule 144 under the Act. Holder shall, prior to any transfer or disposition or attempted transfer or disposition of such Warrant Securities give written notice to the Company of Holder's intention to effect such transfer or disposition and shall deliver to the Company an opinion of legal counsel (reasonably suitable to the Company) that the proposed transfer or disposition of the Warrant Securities may be effected without registration thereof under the Act and without taking any similar action under any other applicable securities laws, in which case Holder shall be entitled to transfer or dispose of the Warrant Securities in accordance with the terms of the notice delivered by such Holder to the Company. Until such Warrant Securities are registered under the Act pursuant to Paragraph 9 hereof, each certificate evidencing the Warrant Securities so transferred or disposed of (and each certificate evidencing any untransferred Warrant Securities) shall bear the following restrictive legend unless in the opinion of Company counsel such legend is not required:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws. These shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from such registration."

          (c) Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder thereof as the absolute owner thereof for all purposes, notwithstanding any notice to the contrary.

          (d) In connection with any registration of shares of stock, pursuant to this PARAGRAPH 10, Holder shall furnish the Company with such information concerning it and the proposed sale or distribution as shall, in the opinion of counsel for the Company, be required for use in the preparation of a registration statement.

     11.  INDEMNIFICATION.

          (a) If Holder shall acquire Warrant Securities (in such event, being hereinafter referred to as the "Distributing Holder"), the Company will indemnify and hold harmless the Distributing Holder and each Person, if any, who controls the Distributing Holder within the meaning of the Act against any losses, claims, damages, liabilities or actions, joint or several (including all costs of defense and investigation and all attorneys' fees), to which the Distributing Holder or such controlling Person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, liabilities or actions (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement referred to in PARAGRAPH 9 hereof and under which such shares of stock were registered under the Act, and in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or (ii) arise out of or are based upon the omission or alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements in any such document not misleading; and will reimburse the Distributing Holder and each such controlling Person for any legal or other expenses reasonably incurred by the Distributing Holder or such controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or omission made in said registration statement, preliminary prospectus, final prospectus or amendment or supplement to any of the foregoing in reliance upon and in conformity with written information furnished by the Distributing Holder and/or controlling Person for use in the preparation thereof.

          (b) The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who signed said registration statement and each Person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages, liabilities or actions (including all costs of defense and investigation and all attorneys' fees), to which the Company or any such director, officer or controlling Person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, liabilities or actions
     (i) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement referred to in PARAGRAPH 9 hereof and under which such shares of stock were registered under the Act, and in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or (ii) arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Company or any such director, officer or controlling Person for any legal or other expenses reasonably incurred thereby in connection with investigating or defending any such loss, claim, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in said registration statement, preliminary prospectus, final prospectus or amendment or supplement to any of the foregoing in reliance upon and in conformity with written information furnished by the Distributing Holder and/or controlling Person for use in the preparation thereof.

          (c) Promptly after receipt by an indemnified party under this PARAGRAPH 11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this PARAGRAPH 11, notify the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this PARAGRAPH 11.

          (d) In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; and after notice from the indemnifying party to the indemnified party that it will assume the defense thereof, with counsel satisfactory to the indemnified party, the indemnifying party will not be liable to such indemnified party under this PARAGRAPH 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; PROVIDED, HOWEVER, that the fees and expenses of the indemnified party's counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to such action (including any impleaded parties) include both the indemnified party and the indemnifying party and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to such indemnified party that are not available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). The indemnifying party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     12. RESERVATION OF STOCK ISSUABLE UPON EXERCISE. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of its shares of Common Stock or other securities as shall from time to time be sufficient to effect the exercise of this Warrant. If at any time the number of authorized but unissued shares of Common Stock or other securities shall not be sufficient for such purposes, the Company will take such corporate actions as may, in the opinion of its counsel, be necessary to increase the Company's authorized but unissued shares of Common Stock or other securities to such number of shares as shall be sufficient for such purpose.

     13. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Holder that (a) it has all requisite corporate power and authority, and has taken all necessary corporate action, to issue and deliver this Warrant, to authorize and reserve for issuance and, upon payment from time to time of the Exercise Price, to issue and deliver the Warrant Securities issuable upon the exercise of this Warrant; (b) the Warrant Securities to be delivered upon exercise of this Warrant, when payment is made therefor in accordance with the terms of this Warrant, will be validly issued, fully paid and nonassessable; (c) the holder of this Warrant shall receive good and marketable title to the Warrant Securities, free and clear of all voting and other trust arrangements, liens, encumbrances, equities and claims whatsoever not created by Holder, and it shall have paid all taxes, if any, in respect to the issuance thereof; and (d) the execution and delivery of this Warrant and the consummation of the transactions herein contemplated will not result in a breach or violation of, or constitute a default or an event permitting acceleration under, any statute, its Articles of Incorporation or bylaws, or any mortgage, lease, indenture or any other agreement, instrument, decree, order, judgment, rule or regulation to which it is subject or a party.

     14. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver at its expense, in lieu thereof, a new warrant of like tenor to Holder.

     15. SPECIFIC PERFORMANCE. The Company stipulates that the remedies at law available to the holder of this Warrant in the event of any default or threatened default by it in the performance of or compliance with any of the terms of the Agreement are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     16. APPLICABLE LAW. THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CHOICE OF LAWS OF SUCH STATE.

     17. ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior agreements and understandings relating to the subject matter hereof. This Warrant and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     18. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon and inure to the benefit of the Company and Holder and their respective successors and permitted assigns; provided, however, nothing herein shall be construed to permit assignment of the Warrant except in accordance with the provisions herein.

     19. SEVERABILITY. Every provision of this Warrant is intended to be severable. If any term or provision hereof (or portion thereof) is determined to be illegal or unenforceable for any reason whatsoever, such illegality or unenforceability shall not affect any other term or provision (or portion thereof) of this Warrant.

     20. NOTICES. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at the following address or at such other address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to the address of the last holder of such Warrant who has so furnished an address to the Company:

     If to the Company:

     Waste Recovery, Inc.
     309 South Pearl Expressway
     Dallas, Texas 75201

     If to Holder:


     ----------------------------------
     ----------------------------------
     ----------------------------------

     IN WITNESS WHEREOF, this Warrant has been executed on behalf of WASTE RECOVERY, INC. by its duly authorized officers as of the date first above written.



                         WASTE RECOVERY, INC.


                         By:
                            --------------------------------------------------
                              Thomas L. Earnshaw, President


     The terms and provisions of the Warrant are accepted and agreed to this ___ day of November, 1996.



                         -----------------------------------------------------

                                  EXHIBIT "I"

                              NOTICE OF EXERCISE
                   (To be executed by Holder to exercise the
                          Warrant in whole or in part)



Waste Recovery, Inc.
309 South Pearl Expressway
Dallas, Texas 75201

     Re: Warrant to Purchase Common Stock dated November ___, 1996 by and between Waste Recovery, Inc. and ____________________ (the "Warrant")

Dear Sir or Madam:

     The undersigned holder irrevocably elects to exercise the Warrant to purchase _________ shares of Common Stock of Waste Recovery, Inc. (the "Company") subject to the Warrant, and hereby makes payment of the amount of $__________ in the manner described below, representing the Exercise Price per share of Common Stock multiplied by the number of shares of Common Stock to be purchased pursuant to this exercise.



                              By:
                                 ---------------------------------------------

$__________ cash
$__________ certified or bank cashier's check
$__________ wire transfer
$__________ shares of Common Stock of the Company


     The undersigned requests that certificates for such shares of Common Stock be issued as follows:

          Name:
               ------------------------------
          Address:
                  ---------------------------
                  ---------------------------

and if the exercise shall not be for all of the shares of Common Stock evidenced by the Warrant, that a new warrant for the balance of the shares and upon the same terms and conditions be registered in the name of, and delivered to, the undersigned at Holder's address as set forth below:


                                                   ----------------------------
                                                   ----------------------------

                                      By:
                                         --------------------------------------
                                      Date:
                                           ------------------------------------